SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2003

THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File No. 1-9973

Delaware (State or Other Jurisdiction of Incorporation or Organization) 1400 Toastmaster Drive, Elgin, Illinois (Address of Principal Executive Offices) Registrant's Telephone No., including Area Code	36-3352497 (I.R.S. Employer Identification No.) 60120 (Zip Code) (847) 741-3300

Item 5. Other Events

On March 13, 2003, The Middleby Corporation (“the company”) issued a press release announcing the company’s participation in an institutional investor conference to be held in Dana Point, California on March 18, 2003.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press release dated March 13, 2003 of The Middleby Corporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date March 14, 2003	THE MIDDLEBY CORPORATION (Registrant) By:/s/ David B. Baker —————————————— David B. Baker Vice President, Chief Financial Officer and Secretary

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